Exhibit (a)(1)(ii)

NOTICE OF INTENT TO TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

PERMAL HEDGE STRATEGIES FUND I

Tendered Pursuant to the Offers to Purchase Dated March 26, 2015

THIS NOTICE OF INTENT TO TENDER MUST BE

RECEIVED BY BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS BY 11:59 PM, NEW YORK TIME ON FRIDAY, APRIL 24, 2015.

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON FRIDAY,

APRIL 24, 2015, UNLESS THE OFFERS ARE EXTENDED.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail or via overnight private shipping service to:

Permal Hedge Strategies Fund

c/o BNY Mellon TA Alternative Investment RIC Funds

4400 Computer Drive

Westborough, MA 01581

For additional information:

Phone: (877) 355-1494

Fax: (508) 599-4117

You may also direct questions to your financial consultant.

THE METHOD OF DELIVERY OF THIS NOTICE OF INTENT TO TENDER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE NOTICE OF INTENT TO TENDER AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

Permal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned hereby tenders to Permal Hedge Strategies Fund I, a non-diversified, closed-end management investment company organized as a Maryland statutory trust (the “Fund”), the Fund’s Institutional Shares, $0.00001 par value per share (the “Institutional Shares”), or the Fund’s Service Shares, $0.00001 par value per share (the “Service Shares” and together with the Institutional Shares, the “Shares”), held by the undersigned, described and specified below, on the terms and conditions set out in the Offers to Purchase, dated March 26, 2015 (the “Offers”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFERS AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offers.

The undersigned recognizes that under certain circumstances set out in the Offers, the Fund may not be required to purchase the Shares tendered hereby.

If requested, a promissory note for the purchase price will be held in the undersigned’s account with his or her authorized dealer designated for this purpose. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling BNY Mellon TA Alternative Investment RIC Funds at (877) 355-1494, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund. The undersigned understands that the purchase price for each share class is currently expected to be based on the net asset value per applicable Share as of June 30, 2015, unless extended. The undersigned further understands that the Fund may under limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 of the Offers to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE FAX OR MAIL VIA U.S. POST SERVICE IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VIA PRIVATE OVERNIGHT SERVICE TO: PERMAL HEDGE STRATEGIES FUND C/O BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS, 4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581.

FOR ADDITIONAL INFORMATION: PHONE (877) 355-1494 FAX: (508) 599-4117. IF THE SHAREHOLDER CHOOSES TO FAX THE NOTICE OF INTENT TO TENDER, IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS PROMPTLY AFTER IT IS FAXED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON FRIDAY, APRIL 24, 2015).

PART 1.	NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

Name of Joint Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

PART 2.	SHARES BEING TENDERED (PLEASE SPECIFY DOLLAR AMOUNT):

Such tender is with respect to (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares expressed as a specific dollar amount.

$

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares expressed as a specific dollar amount.

$

With respect to a holder of Service Shares, a minimum account balance of $25,000 must be maintained after taking into account this tender (the “Required Minimum Balance”). If applicable, the undersigned understands and agrees that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below the Required Minimum Balance, the Fund may reduce the amount to be purchased from the undersigned so that the Required Minimum Balance is maintained. The Required Minimum Balance may be waived by the Fund, in its sole and absolute discretion.

PART 3.	PAYMENT.

CASH PAYMENT

Cash payments will be wire transferred to the account from which the undersigned’s most recent subscription funds were debited. Please confirm that account number:

Account Number

Cash payments will be paid only to the registered account holders. Please note that no third party payments will be made

PROMISSORY NOTE

If requested, the promissory note will be held in the undersigned’s account referenced above. A copy may be requested by calling (877) 355-1494 and, upon request, will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund.

PART 4.	SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)
Print Name of Shareholder	Print Name of Shareholder
Title (if applicable)	Title (if applicable)
Date: ______________	Date: ______________

NOTICE OF INTENT TO TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

PERMAL HEDGE STRATEGIES FUND I

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offers to Purchase Dated March 26, 2015

YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE

OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON FRIDAY, APRIL 24, 2015.

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON FRIDAY,

APRIL 24, 2015, UNLESS THE OFFERS ARE EXTENDED.

Should you wish to participate in the Offers, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Notice of Intent to Tender for your account. The Notice of Intent to Tender generated for your account will need to be signed and returned or delivered to your Merrill

Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

THE METHOD OF DELIVERY OF THIS NOTICE OF INTENT TO TENDER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE NOTICE OF INTENT TO TENDER AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

1

Permal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned hereby tenders to Permal Hedge Strategies Fund I, a non-diversified, closed-end management investment company organized as a Maryland statutory trust (the “Fund”), the Fund’s Institutional Shares, $0.00001 par value per share (the “Institutional Shares”), or the Fund’s Service Shares, $0.00001 par value per share (the “Service Shares” and together with the Institutional Shares, the “Shares”), held by the undersigned, described and specified below, on the terms and conditions set out in the Offers to Purchase, dated March 26, 2015 (the “Offers”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFERS AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offers.

The undersigned recognizes that under certain circumstances set out in the Offers, the Fund may not be required to purchase the Shares tendered hereby.

If requested, a promissory note for the purchase price will be held in the undersigned’s account with his or her authorized dealer designated for this purpose. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling BNY Mellon TA Alternative Investment RIC Funds at (877) 355-1494, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund. The undersigned understands that the purchase price for each share class is currently expected to be based on the net asset value per applicable Share as of June 30, 2015, unless extended. The undersigned further understands that the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 of the Offers to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT. THE NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER. FOR ADDITIONAL INFORMATION, CALL YOUR MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER. IF THE SHAREHOLDER CHOOSES TO FAX THE SIGNED NOTICE OF INTENT TO TENDER (OR OTHERWISE DELIVER NOT IN ORIGINAL FORM), IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO ITS MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER PROMPTLY AFTER IT IS INITIALLY DELIVERED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON FRIDAY, APRIL 24, 2015).

2

 Tender Offer Request

 Order Form - U.S. Investors

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Instructions for Submitting a Request for a Tender Offer for Alternative Investments at Bank of America

After discussing the terms of the tender offer or redemption request with the client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) needs to:

1.	REVIEW CLIENT information
Review all pages of this document for accuracy and completeness.

2.	REVIEW with your CLIENT
Ensure your client understands, verifies and completes all sections of this document.

3.	SIGN and DATE
YOUR CLIENT MUST sign and date the document. (For fiduciary accounts: Instructions for signing requirements are included in the offering kits of each Fund).

4.	SCAN to your desktop, SUBMIT through the Alternative Investments Processing Center
Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Financial Advisor/Portfolio Manager Attestation

Name:

Production # /
Common Associate ID:	Phone Number:

The undersigned Investment Professional hereby certifies that the client is known to and is a client of the Investment Professional, and has had substantive discussions with the client regarding the client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that any and all of the representations made by the client in the Tender Offer / Redemption Request are true and correct, (ii) based on information obtained from the client concerning the client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the client, and (iii) that the client’s contact information on record with the selling agent and as noted on this Tender Offer / Redemption Request is true and correct.

The Investment Professional confirmed that the client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of units or shares (or other form of interest) issued by each Fund in which the client currently invests.

     Investment

Professional Signature:	Date:

1 of 3

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

   Client(s) /Account Details

Client’s Name(s):

Account Classification:

Client Account:	Social Security # / Tax ID:

Primary Address for
Fund Registration:

  Request Tender / Redemption Details

Fund Name

Effective Date	Cut-off Date	Channel	Tender Type	Units (If Partial)

Institutional Shares ☐ Full ☐ Partial Service Shares ☐ Full ☐ Partial

  Payment - Cash

Cash payment due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the undersigned’s account.

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		2 of 3

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:

Signature

The Undersigned acknowledges that this request is subject to all of the terms and conditions set forth in the Offers and the Notice of Intent to Tender and all capitalized terms used herein have the meaning as defined in the Offers. Except as stated in the Offers, this request is irrevocable. The Undersigned acknowledges the absolute right of the Fund to reject any and all tenders determined by Fund, in its sole discretion, not to be in the appropriate form. The Undersigned represents that the Undersigned is the beneficial owner of the Shares to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

   Internal Revenue Code Certification

The Undersigned hereby represents, warrants and certifies as follows (a) under penalties of perjury, by signature below, the Undersigned certifies that the Social Security/Taxpayer ID Number set forth in these Signature Pages is the true, correct and complete Social Security/Taxpayer ID Number of the Undersigned, and the Undersigned is a “United States person” (as defined in Section 7701(a)(30) of the Code) including a U.S. resident alien, (b) under penalties of perjury, by signature below, the Undersigned certifies that the Undersigned is not subject to backup withholding because (i) the Undersigned is exempt from backup withholding, (ii) the Undersigned has not been notified by the Internal Revenue Service that the Undersigned is subject to backup withholding, or (iii) the Internal Revenue Service has notified the Undersigned that the Undersigned is no longer subject to backup withholding, and (c) the Undersigned agrees to notify their Investment Professional within 30 days of any change in the information set forth above.

The Internal Revenue Services does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

    Signature 1: Required

Signature:	Date:

Signer’s Name:	Title:
(please print)

Signature 2:

Signature:	Date:

Signer’s Name:	Title:
(please print)

Document #:	Client Account:	Prod #/UST CAI #:

Client Name:		3 of 3